Exhibit 99.1
May 2, 2016
BroadSoft Reports First Quarter 2016 Financial Results
GAITHERSBURG, MD, May 2, 2016 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of software and services that enable telecommunications service providers to deliver hosted, cloud-based Unified Communications, or UC, to their enterprise customers, today announced financial results for the quarter ended March 31, 2016.
Financial Highlights for the First Quarter of 2016

•	Total revenue increased 31% year-over-year to $73.1 million

•	GAAP gross profit equaled 72% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP loss from operations totaled $(0.4) million; non-GAAP income from operations totaled $11.8 million or 16% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.05) per common share; non-GAAP diluted earnings per share equaled $0.37 per common share
Results for the three months ended March 31, 2016
Total revenue rose to $73.1 million in the first quarter of 2016, an increase of 31% compared to $55.7 million in the first quarter of 2015.
Net loss for the first quarter of 2016 was $(1.5) million, or $(0.05) per basic and diluted common share, compared to net loss of $(2.9) million, or $(0.10) per basic and diluted common share in the first quarter of 2015.
On a non-GAAP basis, net income in the first quarter of 2016 was $11.1 million, or $0.37 per diluted common share, compared to non-GAAP net income of $7.0 million, or $0.24 per diluted common share, in the first quarter of 2015. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We are very pleased with our financial performance to start 2016. In the first quarter we grew revenue by 31% year-over-year driven by double-digit growth across all geographies,” said Michael Tessler, president and chief executive officer, BroadSoft. “In addition to our robust results, we made several exciting announcements during the quarter, one of which was Vodafone Germany selecting our UC-One solution to power its new One Net Business cloud-based UC service.  Our participation in the launch of this service at CeBIT is a great example of our expanded marketing efforts with our service provider partners.”
Guidance
For the second quarter of 2016, BroadSoft anticipates revenue of $76 to $81 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.25 to $0.40 per diluted common share. For the full year 2016, BroadSoft expects revenue of $332 to $340 million and earnings on a non-GAAP basis of $1.90 to $2.10 per diluted common share.

Conference Call
BroadSoft will discuss its first quarter 2016 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company’s convertible notes, foreign currency transaction gains and losses and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.
Non-GAAP cost of revenue, license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.
Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. BroadSoft defines non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly,

BroadSoft defines non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the second quarter of 2016, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2015 filed with the SEC on February 29, 2016, and in the Company’s other filings with the SEC. All information in this release is as of May 2, 2016. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
Chris Martin
+1-561-404-2130
cmartin@broadsoft.com

Media Contacts:
Caroline Higgins, Hotwire PR London, for BroadSoft UK
+44 (0) 20 7608 4643
caroline.higgins@hotwirepr.com

Brian Lustig, Bluetext PR for BroadSoft US
+1 301.775.6203
brian@bluetext.com

BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$145,840	$175,857
Short-term investments	90,652	72,531
Accounts receivable, net of allowance for doubtful accounts of $85 at March 31, 2016 and December 31, 2015	92,700	108,113
Other current assets	16,528	13,155
Total current assets	345,720	369,656
Long-term assets:
Property and equipment, net	19,907	19,481
Long-term investments	108,528	102,385
Intangible assets, net	24,572	18,835
Goodwill	80,360	72,275
Deferred tax assets	9,726	1,661
Other long-term assets	7,217	8,081
Total long-term assets	250,310	222,718
Total assets	$596,030	$592,374
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$29,339	$28,667
Deferred revenue, current portion	98,145	106,483
Total current liabilities	127,484	135,150
Convertible senior notes	191,418	188,331
Deferred revenue	4,580	4,571
Other long-term liabilities	5,771	7,289
Total liabilities	329,253	335,341
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at March 31, 2016 and December 31, 2015; no shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at March 31, 2016 and December 31, 2015; 29,268,111 and 29,080,197 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	293	291
Additional paid-in capital	342,355	333,153
Accumulated other comprehensive loss	(13,046)	(13,810)
Accumulated deficit	(62,825)	(62,601)
Total stockholders’ equity	266,777	257,033
Total liabilities and stockholders’ equity	$596,030	$592,374

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
	(Unaudited)
Revenue:
License software	$30,909	$22,936
Subscription and maintenance support	33,039	25,409
Professional services and other	9,188	7,326
Total revenue	73,136	55,671
Cost of revenue:
License software	1,729	2,671
Subscription and maintenance support	10,710	8,944
Professional services and other	8,359	4,395
Total cost of revenue	20,798	16,010
Gross profit	52,338	39,661
Operating expenses:
Sales and marketing	23,323	17,547
Research and development	18,121	14,284
General and administrative	11,313	9,105
Total operating expenses	52,757	40,936
Loss from operations	(419)	(1,275)
Other expense:
Interest expense, net	3,250	1,775
Other, net	(511)	1,707
Total other expense, net	2,739	3,482
Loss before income taxes	(3,158)	(4,757)
Benefit from income taxes	(1,649)	(1,852)
Net loss	$(1,509)	$(2,905)
Net loss per common share:
Basic	$(0.05)	$(0.10)
Diluted	$(0.05)	$(0.10)
Weighted average common shares outstanding:
Basic	29,140	28,991
Diluted	29,140	28,991
Stock-based compensation expense included above:
Cost of revenue	$1,722	$1,039
Sales and marketing	3,556	2,418
Research and development	3,145	2,438
General and administrative	2,251	1,541

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(Unaudited)
Cash provided by (used in):
Operating activities	$19,079	$4,129
Investing activities	(48,075)	(15,463)
Financing activities	(1,375)	8,368

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Beginning of period deferred revenue balance	$111,054	$101,456
End of period deferred revenue balance	102,725	101,367
Decrease in deferred revenue	(8,329)	(89)
Revenue	73,136	55,671
Revenue plus net change in deferred revenue	$64,807	$55,582

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Beginning of period deferred license software revenue balance	$33,200	$26,495
End of period deferred license software revenue balance	27,853	30,771
Increase (decrease) in deferred license software revenue	(5,347)	4,276
License software revenue	30,909	22,936
License software revenue plus net change in deferred license software revenue	$25,562	$27,212

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$61,399	$52,764
End of period deferred subscription and maintenance support revenue balance	57,464	51,204
Decrease in deferred subscription and maintenance support revenue	(3,935)	(1,560)
Subscription and maintenance support revenue	33,039	25,409
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$29,104	$23,849

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$16,455	$22,197
End of period deferred professional services and other revenue balance	17,408	19,392
Increase (decrease) in deferred professional services and other revenue	953	(2,805)
Professional services and other revenue	9,188	7,326
Professional services and other revenue plus net change in deferred professional services and other revenue	$10,141	$4,521

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$1,729	$2,671
(percent of related revenue)	6%	12%
Less:
Stock-based compensation expense	158	164
Amortization of acquired intangible assets	333	449
Non-GAAP license cost of revenue	$1,238	$2,058
(percent of related revenue)	4%	9%

GAAP subscription and maintenance support cost of revenue	$10,710	$8,944
(percent of related revenue)	32%	35%
Less:
Stock-based compensation expense	652	607
Amortization of acquired intangible assets	1,052	1,055
Non-GAAP subscription and maintenance support cost of revenue	$9,006	$7,282
(percent of related revenue)	27%	29%

GAAP professional services and other cost of revenue	$8,359	$4,395
(percent of related revenue)	91%	60%
Less:
Stock-based compensation expense	912	268
Amortization of acquired intangible assets	175	—
Non-GAAP professional services and other cost of revenue	$7,272	$4,127
(percent of related revenue)	79%	56%

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$52,338	$39,661
(percent of total revenue)	72%	71%
Plus:
Stock-based compensation expense	1,722	1,039
Amortization of acquired intangible assets	1,560	1,504
Non-GAAP gross profit	$55,620	$42,204
(percent of total revenue)	76%	76%

GAAP license gross profit	$29,180	$20,265
(percent of related revenue)	94%	88%
Plus:
Stock-based compensation expense	158	164
Amortization of acquired intangible assets	333	449
Non-GAAP license gross profit	$29,671	$20,878
(percent of related revenue)	96%	91%

GAAP subscription and maintenance support gross profit	$22,329	$16,465
(percent of related revenue)	68%	65%
Plus:
Stock-based compensation expense	652	607
Amortization of acquired intangible assets	1,052	1,055
Non-GAAP subscription and maintenance support gross profit	$24,033	$18,127
(percent of related revenue)	73%	71%

GAAP professional services and other gross profit	$829	$2,931
(percent of related revenue)	9%	40%
Plus:
Stock-based compensation expense	912	268
Amortization of acquired intangible assets	175	—
Non-GAAP professional services and other gross profit	$1,916	$3,199
(percent of related revenue)	21%	44%

	Three Months Ended March 31,
	2016	2015
	(in thousands)
Non-GAAP income from operations:
GAAP loss from operations	$(419)	$(1,275)
(percent of total revenue)	(1)%	(2)%
Plus:
Stock-based compensation expense	10,674	7,436
Amortization of acquired intangible assets	1,560	1,504
Non-GAAP income from operations	$11,815	$7,665
(percent of total revenue)	16%	14%

GAAP operating expense	$52,757	$40,936
(percent of total revenue)	72%	74%
Less:
Stock-based compensation expense	8,952	6,397
Non-GAAP operating expense	$43,805	$34,539
(percent of total revenue)	60%	62%

GAAP sales and marketing expense	$23,323	$17,547
(percent of total revenue)	32%	32%
Less:
Stock-based compensation expense	3,556	2,418
Non-GAAP sales and marketing expense	$19,767	$15,129
(percent of total revenue)	27%	27%

GAAP research and development expense	$18,121	$14,284
(percent of total revenue)	25%	26%
Less:
Stock-based compensation expense	3,145	2,438
Non-GAAP research and development expense	$14,976	$11,846
(percent of total revenue)	20%	21%

GAAP general and administrative expense	$11,313	$9,105
(percent of total revenue)	15%	16%
Less:
Stock-based compensation expense	2,251	1,541
Non-GAAP general and administrative expense	$9,062	$7,564
(percent of total revenue)	12%	14%

	Three Months Ended March 31,
	2016	2015
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(1,509)	$(2,905)
(percent of total revenue)	(2)%	(5)%
Adjusted for:
Stock-based compensation expense	10,674	7,436
Amortization of acquired intangible assets	1,560	1,504
Non-cash interest expense on our notes	3,087	1,438
Foreign currency transaction losses (gains)	(511)	1,707
Non-cash tax benefit	(2,232)	(2,145)
Non-GAAP net income	$11,069	$7,035
(percent of total revenue)	15%	13%

GAAP net loss per basic common share	$(0.05)	$(0.10)
Adjusted for:
Stock-based compensation expense	0.37	0.25
Amortization of acquired intangible assets	0.05	0.05
Non-cash interest expense on our notes	0.11	0.05
Foreign currency transaction losses (gains)	(0.02)	0.06
Non-cash tax benefit	(0.08)	(0.07)
Non-GAAP net income per basic common share	$0.38	$0.24

GAAP net loss per diluted common share	$(0.05)	$(0.10)
Adjusted for:
Stock-based compensation expense	0.36	0.25
Amortization of acquired intangible assets	0.05	0.05
Non-cash interest expense on our notes	0.10	0.05
Foreign currency transaction losses (gains)	(0.02)	0.06
Non-cash tax benefit	(0.07)	(0.07)
Non-GAAP net income per diluted common share *	$0.37	$0.24

* For the three months ended March 31, 2016 and 2015, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 29,654 thousand and 29,502 thousand for the three months ended March 31, 2016 and 2015, respectively.